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                                                                   EXHIBIT 99(B)
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     PROXY/VOTING INSTRUCTION CARD                     [BELL ATLANTIC LOGO]

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     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
     SPECIAL MEETING OF STOCKHOLDERS, FRIDAY, NOVEMBER 8, 1996, 10:30 A.M. LOCAL TIME, RICHMOND'S LANDMARK THEATER, 6 N. LAUREL STREET, RICHMOND, VIRGINIA.

     THE UNDERSIGNED HEREBY APPOINTS W.O. ALBERTINI, J.G. CULLEN AND R.W. SMITH, AND EACH OF THEM, PROXIES, WITH THE POWERS THE UNDERSIGNED WOULD POSSESS IF PERSONALLY PRESENT, AND WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL COMMON SHARES HELD OF RECORD BY THE UNDERSIGNED IN BELL ATLANTIC CORPORATION, UPON ALL SUBJECTS THAT MAY PROPERLY COME BEFORE THE MEETING, INCLUDING THE MATTERS DESCRIBED IN THE PROXY STATEMENT FURNISHED HEREWITH, SUBJECT TO ANY DIRECTIONS INDICATED ON THE REVERSE SIDE OF THIS CARD. IF NO DIRECTIONS ARE GIVEN, THE PROXIES WILL VOTE IN ACCORD WITH THE DIRECTORS' RECOMMENDATION ON THE SUBJECT LISTED ON THE REVERSE SIDE OF THIS CARD AND AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

     This card also constitutes your voting instructions for shares held of record by Bell Atlantic Corporation for your account in the Dividend Reinvestment and Stock Purchase Plan (DRSPP) and, if shares are held in the same name, shares held in the 1976 Bell Atlantic Employee Stock Ownership Plan, Savings Plan for Salaried Employees, or Savings and Security Plan (Non-Salaried Employees).

     IF YOU DO NOT SIGN AND RETURN A PROXY, OR ATTEND THE MEETING AND VOTE BY BALLOT, YOUR SHARES CANNOT BE VOTED, NOR YOUR INSTRUCTIONS FOLLOWED, EXCEPT THAT SHARES IN THE SAVINGS PLANS WILL BE VOTED AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS.

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
                                                                                  BELL ATLANTIC CORPORATION
      PLEASE SIGN ON THE REVERSE SIDE AND RETURN THIS                             P.O. BOX 1019
      PROXY IN THE ENCLOSED ENVELOPE.                                             NEWARK, NJ 07101-9757
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                        DIRECTORS RECOMMEND A VOTE "FOR"
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      Approval of an Amended and Restated Agreement and Plan of Merger,
      dated as of April 21, 1996, as amended and restated on July 2, 1996, between NYNEX Corporation and Bell Atlantic Corporation, and related transactions, including the issuance of shares of Bell Atlantic
      Common Stock and the amendment and restatement of Bell Atlantic
      Corporation's certificate of incorporation.

                      FOR            AGAINST            ABSTAIN
                     / /              / /                 / /
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                                       Please sign exactly as name or names
                                       appear on this proxy. If stock is
                                       held jointly, each holder should
                                       sign. If signing as attorney,
                                       trustee, executor, administrator,
                                       custodian, guardian or corporate
                                       officer, please give full title.

                                       DATE  , 1996

                                       SIGNATURE

                                       SIGNATURE

                                       Votes must be indicated (X) in Black
                                       or Blue Ink as in this example. /X/

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